Item 77C - Daily Assets Fund Institutional
 (a series of DWS
Institutional Funds)
Registrant incorporates by reference to
Proxy Statement filed on April 12,
2006 (Accession No. 0001193125-06-078407).
A Special Meeting of Shareholders (the "Meeting")
of Daily Assets Fund
Institutional (the "Fund") was held on June 1, 2006,
at the offices of
Deutsche Asset Management, 345 Park Avenue, New York,
New York
10154. At the Meeting, the following matter was voted
upon by the
shareholders (the resulting votes are presented below).
I.	Election of Trustees. ("Number of Votes"
represents all funds that are
series of DWS Institutional Funds.)

Number of Votes:

For
Withheld
Henry P. Becton, Jr.
7,455,030,120.875
104,822,239.631
Dawn-Marie Driscoll
7,455,029,292.947
104,823,067.559
Keith R. Fox
7,455,033,715.354
104,818,645.152
Kenneth C. Froewiss
7,455,029,385.705
104,822,974.801
Martin J. Gruber
7,455,029,919.097
104,822,441.409
Richard J. Herring
7,455,031,928.134
104,820,432.372
Graham E. Jones
7,455,024,550.559
104,827,809.947
Rebecca W. Rimel
7,455,030,100.541
104,822,259.965
Philip Saunders, Jr.
7,455,028,161.559
104,824,198.947
William N. Searcy, Jr.
7,455,031,234.433
104,821,126.073
Jean Gleason
Stromberg
7,455,028,737.149
104,823,623.357
Carl W. Vogt
7,455,029,690.690
104,822,669.816
Axel Schwarzer
7,455,008,586.708
104,843,773.798

II-A.	Approval of an Amended and Restated Investment
Management Agreement with the Fund's Current Investment
Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

II-B.	Approval of an Amended and Restated Investment
Management Agreement with Deutsche Investment Management
Americas Inc.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

II-C.	Approval of a Subadvisor Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III.	Approval of revised fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-C.	Senior Securities1





Number of Votes:
For
Against
Abstain
Broker Non-Votes*
0
3,200,322,705.440
0
0

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-F.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-G.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-H.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-I.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-J.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-K.	Investing for Control

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-L.	Acquiring More than 10% of the Voting Securities of
Any One Issuer

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-M.	 Restricted and Illiquid Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-N.	Securities Issued by Other Investment Companies

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-O.	Short Sales

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-P.	Warrants

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

III-Q.	Issuers Whose Securities Are Owned by Officers
and Board Members of
the Fund or its Investment Advisor

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0

1	This proposal was not approved by the shareholders.

III-R.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
3,200,322,705.440
0
0
0


V.	Approval of an Amended and Restated Declaration
of Trust. ("Number
of Votes" represents all funds that are series of DWS Institutional Funds.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,419,268,465.268
75,680,830.436
23,537,051.802
41,366,013.000

*	Broker non-votes are proxies received
by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.





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